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                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                     May 8, 2007
Name of Registrant:                 Graybar Electric Company, Inc.
Jurisdiction of Incorporation:      New York
Commission File Number:             000-00255
IRS Identification Number:          13-0794380
Address of Principal Executive Offices:
                                    34 North Meramec Avenue
                                    St. Louis, MO 63105
Registrant's Telephone Number:      314-573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01         Entry into a Material Definitive Agreement

The Company entered into a 5-year, $200,000,000 unsecured, LIBOR rate-based, Credit Agreement, dated May 8, 2007, among Graybar Electric Company, Inc., Bank of America, N.A., as Administrative Agent, and the other banks named therein. No borrowings were made at closing.

Item 1.02         Termination of a Material Definitive Agreement

The Company terminated its 364-day $150,000,000 Credit Agreement dated July 22, 2004, among Graybar Electric Company, Inc., Wachovia Bank, National Association, as Agent, and the other banks named therein as of May 8, 2007.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Graybar Electric Company, Inc.

Date:  May 10, 2007                         /s/ T. F. Dowd
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                                                        (Signature)


                                            T. F. Dowd
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                                                  (Name of signing officer)

                                            Senior Vice President, Secretary and
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                                            General Counsel
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                                                           (Title)